SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): JANUARY 31, 2006


                           TOMMY HILFIGER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


BRITISH VIRGIN ISLANDS            1-11226                 98-0372112
----------------------            -------                 ----------
(State or other jurisdiction      (Commission File        IRS Employer
of incorporation)                  Number)                Identification Number)

9/F, NOVEL INDUSTRIAL BUILDING, 850-870 LAI CHI KOK ROAD, CHEUNG SHA WAN,
                               KOWLOON, HONG KONG
                    (Address of principal executive offices)

                                  852-2216-0668
                        -------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01     OTHER EVENTS

        On January 31, 2006, Tommy Hilfiger Corporation (the "Company") issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that the Federal Trade Commission has granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with respect to the previously announced agreement to acquire the Company by funds advised by Apax Partners.


ITEM 9.01              FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                                              Description
99.1                   Press Release

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                        TOMMY HILFIGER CORPORATION


                                        By: /s/ Joseph Scirocco
                                            Name: Joseph Scirocco
                                            Title: Chief Financial Officer,
                                                   Executive Vice President and
                                                   Treasurer

Date:  January 31, 2006

                                  EXHIBIT INDEX

EXHIBIT NUMBER                                           DESCRIPTION

99.1                   Press Release